Exhibit 99.1

 Corporate Presentation  Designed for life  November 2018

   Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly Report on Form 10-Q filed with the SEC on November 13, 2018. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.  © 2018 Synlogic, Inc. All rights reserved.  2

Synthetic Biotic™ Medicines: A Novel Class of Living Medicines



Synthetic

Designed genetic circuits

Degradation of disease-causing metabolites

Production of therapeutic molecules



Biotic

Bacterial chassis

Non-pathogenic

Amenable to genetic manipulation

PROGRAMMABLE POTENCY

Pathways, Combinations, Biomarkers

SWITCHES FOR CONTROL, TUNING

LOCAL, REDUCED SYSTEMIC TOXICITY



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3

Synthetic Biotic Platform Breath and Potential: Pipeline Focused on Three Therapeutic Areas


Lead Discovery
Lead Optimization
IND-Enabling Studies
Phase I
Phase II
Hyperammonemia - Urea Cycle Disorder
SYNB1020
Phenylketonuria
SYNB1618
Maple Syrup Urine Disease
Organic Acidemias
Hyperammonemia - Hepatic Encephalopathy
SYNB1020
Inflammatory Bowel Disease
abbvie
Immuno Oncology 1
SYNB1891
Immuno Oncology 2
Immuno Oncology 3
Inborn Errors of Metabolism
Metabolic Disease
Immunomodulation

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4

Initial Synthetic Biotic Programs:

Designed to Evaluate Different Sites of Action

Oral Administration

SYNB1618 for PKU:
- Site of action = small intestine
- Other indications:
  - MSUD
  - IVA

SYNB1020 for hyperammonemia:
- Site of action = Colon
- Other indications:
  - PA
  - MMA



Intra-tumoral Administration

IO program: Site of action = "Cold" solid tumors

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5

SYNB1020 for Hyperammonemia Indications

Both diseases are characterized by systemic ammonia accumulation

Hepatic Encephalopathy

- **Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis or hepatitis)**
  - Liver dysfunction leads to ammonia accumulation
  - Toxic to brain, leading to HE crisis & hospitalization
- **Patients:**
  - 165,000 diagnosed overt patients in US
  - Up to 70% of cirrhotic patients characterized as covert
- **Treatment:**
  - Lactulose: laxative - significant side effects
  - Rifaximin reduction in overt HE recurrence

Target Profile to Address Unmet Need:

- Reduce episodes of hospitalization
- Improve cognitive outcomes, QoL

Urea Cycle Disorders

- **Genetic defects in Urea Cycle**
  - Deficiency in one of the six enzymes
  - Nitrogen accumulates as toxic ammonia → HE crisis
- **Patients:**
  - ~2,000 diagnosed in US; similar in EU
- **Treatment:**
  - Ammonia scavengers: buphenyl, Ravicti®
  - Low protein diet with amino acid supplements

Target Profile to Address Unmet Need:

- Maintain blood ammonia in normal range, avoid crisis
- Protein liberalization: 50-100% more per day
- Oral administration

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SYNB1020 Mechanism of Action:

Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE



Ammonia / NH_4Cl
SYNB1020
Arginine
Urea cycle
Urea
Ammonia
Arginine
Glutamate
argE
argC
argB
argH
Metabolic Conversions
Arginine
argD
argF
argI
argG
carA
carB
FNR
FNR
argA^fbr

Probiotic bacteria: E. coli Nissle

- Under normal conditions, **urea cycle metabolizes ammonia into urea**
- Where ammonia is not efficiently metabolized via urea cycle, **SYNB1020 provides an alternative mechanism**

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 © 2018 Synlogic, Inc. All rights reserved.  8  Potent and Efficacious Ammonia Reduction and Improved Survival  SYNB1020 Preclinical Characterization  300  400  200  500  0  100  Vehicle  1010 HI  5x109  1x1010  1x109  Vehicle  1010 HI  5x109  1x1010  1x109   Blood ammonia (mg / dL)  Normalprotein  SYNB1020High-protein   Percent survival at 24h  P<0.0001  p<0.01  p<0.001  p<0.001  In vitro  UCD Model  Arginine as biomarker of strain activity  4.0  0.0  3.0  2.0  1.0  Nissle  SYNB1020  Time  Nissle  SYNB1020  Ammonia (mM)  L-arg (mmoles / 109 cells)  Time

 © 2018 Synlogic, Inc. All rights reserved.  9  Dose-Dependent Increase in SYNB1020 in Feces, Clearance on Cessation of Dosing  Clinical Data SYNB1020 in Healthy Volunteers

 © 2018 Synlogic, Inc. All rights reserved.  10  Dose-dependent Production of Plasma and Urinary Nitrate  Nitrate as a Biomarker for SYNB1020 Activity  Plasma Nitrate  Urinary Nitrate

SYNB1020 Clinical Development

Hepatic Encephalopathy Study Phase 1b/2a in patients with cirrhosis and elevated ammonia


2018
2019
Program
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Hepatic Encephalo-pathy
HE Ph 1b / 2a
Urea Cycle Disorder
UCD Ph 1b / 2a

- Randomized, double-blind placebo-controlled study ongoing at multiple sites in the US
- Primary outcome: establish safety/tolerability in hepatic insufficiency - patients with cirrhosis and HE
- Secondary outcome: reduction of ammonia

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11

SYNB1618 for Phenylketonuria (PKU):

Goal: Managing Plasma Phe Levels to Enable Increased Intake of Natural Protein

- **PKU is a rare inherited amino acid metabolism disorder**
  - Causes build up of amino acid phenylalanine (Phe) in the body
  - Phenylalanine is found in all proteins
- **Diagnosed:** 16,500 in US, similar in EU5
  - If left untreated, symptoms include cognitive impairment, convulsions, behavior problems, skin rash
- **Treatment:**
  - Low protein diet (no meat, dairy, nuts, eggs)
  - Kuvan: PAH cofactor. 20-40% of patients
  - Palynziq: injectable, pegylated, bacterial enzyme (PAL) (Adults)
- **Target Profile to Address Unmet Need:**
  - Manage Phe: Currently < half adults at target (120 - 360 μmol / L, source: NPKUA)
  - Increase natural protein intake (less than 10g typically)
  - Oral dosing without systemic toxicity

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12

 © 2018 Synlogic, Inc. All rights reserved.  13  SYNB1618 Mechanism of Action  Designed to Convert Toxic Phenylalanine to trans-cinnamic Acid

 © 2018 Synlogic, Inc. All rights reserved.  14  Preclinical Characterization of SYNB1618  Biomarkers demonstrate activity of SYNB1618 in mouse model of PKU and healthy NHPs

SYNB1618 in the Clinic: Safety

Interim Analysis of Phase 1/2a SAD/MAD Study Demonstrates Safety and Clearance in Healthy Volunteer Cohorts

- The study enrolled 56 healthy volunteers, all of whom received at least one dose of SYNB1618 or placebo. The subjects were predominantly male Caucasians and the age range of enrolled subjects was 18-62 years
- There were no treatment-related serious adverse events, no systemic toxicity or infections
- Treatment-emergent adverse events were either mild or moderate in severity, and reversible. Most AEs were GI-related
- All subjects cleared the bacteria. There was no evidence of colonization, and no subject required antibiotics
- Single dose MTD was defined as 2×10^{11} CFU. Doses above this level were associated with dose-limiting GI adverse events
- Based on pharmacodynamic data and tolerability profile a dose was identified for the second part of the study in PKU patients

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 © 2018 Synlogic, Inc. All rights reserved.  16  SYNB1618 in the Clinic: Activity  Statistically significant dose-dependent activity of SYNB1618 in healthy volunteers

SYNB1618 Clinical Development

Phase 1/2a SAD/MAD in Healthy Volunteers with Patient Cohort


2018
2019
Group
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
SAD/MAD Healthy Volunteers
HV Ph 1 / 2a
PKU Patients
SD/MD Ph 1/2a

- **Goal:** assess safety, tolerability and kinetics in healthy volunteers across a range of doses
  - Expansion cohort: PKU patients both SD/MD
- Secondary Endpoint: *trans*-Cinnamic acid and Hippuric acid production

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17

Synlogic Vision for Immuno-Oncology

Expand the benefits of immunotherapy broadly across tumor types

TREATMENT FAILURES

For indications where immune checkpoint inhibitors are indicated, 55-87% of patients fail to respond

ORR for Select FDA approved CPI Monotherapy



45%
40%
29%
13-14%
NSCL 1st line
Melanoma 1st line
Bladder 1st line
Cervical / Gastric 2nd line
Non-responders

UNRESPONSIVE TUMORS

Other tumor types show little-to-no response to checkpoint inhibitors, for example:

Colorectal - MSS

Pancreatic

Prostate - castrate resistant

Breast - ER+, hormone therapy refractory

Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses

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18

A Tumor Can Evade Multiple Critical Aspects of the Cancer-Immunity Cycle


Insufficient activity/proliferation
Antigen release
Killing
Presentation
Immuno-suppression
Tumor
via lymphatic vessels
Recognition
Insufficient priming
Lymph node
Priming and activation
via blood vessels
Infiltration
T cell trafficking
Insufficient trafficking

Monotherapies Often Fail to Overcome Tumor Evasion Mechanisms

Recognized Need to Combine Mechanisms to Broaden the Benefit of Immunotherapy

Adapted from Chen, Melman; Immunity 2013

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19

Synlogic Vision for Immuno-Oncology

Reimagining Early Immunotherapy for Combinatorial Effect

Bacteria Recognized as Earliest Immunotherapy



"Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem."

Dr. William B. Coley
Immuno-Oncology Pioneer

Engineer a Living Solution: Synthetic Biotic Medicines



- Rationally Designed for Combinatorial Effect
- Locally Inflame the TME
- Systemically Drive Tumor-Antigen Specific Immunity
- Neo-antigen Priming and Sustained Immune Response

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20

Intra-tumoral Injection of Synthetic Biotic Chassis: Tumor Colonization Without Leakage; Local Innate Immunity

Chassis Distribution



Robust proliferation in tumor.
No significant leakage

Survival/proliferation in tumors
10-15 days post-single dose.
Potential for limited injections

Elicits **innate responses** (IL-6 and TNFα)
in the tumor, Not circulation

Behavior within TME

in B16.F10 Mice



Tumor Cross Section
30 mins
24 hrs
72 hrs
Image of Tissue
Reporter Signal

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21

Synthetic Biotic Medicines Engineered for Efficacy

VISION: Rational Design to Locally Inflame the TME
AND Systemically Drive Tumor-Antigen Specific Immunity

Relieve Immunosuppression

Consume immunosuppressive metabolites

Produce checkpoint inhibitors (e.g., αPD-1)

Promote Trafficking

Chassis effect

Produce cytokines/chemokines



Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor-Antigen Specific Immunity

Promote Immune Activation/Proliferation

Produce Immunostimulatory Molecules

Promote Immune Cell Survival and Activity

Prime for Tumor-Antigen-Specific Vaccination

Chassis effect

Produce lytic factors

Produce agonists for immune cell activation

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© 2018 Synlogic, Inc. All rights reserved.
22

Synthetic Biotic Medicines Attributes

Platform Flexibility to Maximize Efficacy, Control, and Safety

	KEY ATTRIBUTES OF NEXT GEN APPROACHES	SYNTHETIC BIOTIC PLATFORM
Efficacy Drivers	Sustained payload delivery	Persistence in TME
	Multiple/combinatorial pro-inflammatory mechanisms	Large gene insert capacity
	Enzymatic activity	Cellular bioreactors
Control	Large Engineering Toolkit	Can design to sense / respond to an inducer
	Manufacturability	No mammalian cell culture
Safety	Systemic Risk	Initial programs intratumoral
	Pathogenic Risk	Non-pathogenic, probiotic chassis Antibiotic deactivation

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Dual Innate Immune Activator: Synthetic Biotic Medicine Producing STING Agonist (SYN-STING)



Anaerobic Environment
O2
dacA
Pfnr
ATP +
ATP
Cyclic-di-AMP
(STING Agonist)
Auxotrophies
• Diaminopimelic acid (DAP)
• Thymidine

- Synthetic biology applied to IO programs to confer activities for efficacy and control for safety
- SYN-STING designed as a dual innate immune activator: combined benefit of bacterial chassis and STING agonist
- The *dacA* gene is integrated into genome under the control of inducible promoter to produce c-di-AMP
- Dual biosafety feature
- Learnings inform future combinations

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Dual Innate Immune Activator

TUMOR

1 CDN-STING Activation	2 Bacterial cGAS-STING Activation	3 Bacterial Intracellular TLR4 Signaling	4 Bacterial TLR/MyD88 Signaling



Gram-negative Bacteria
E.Coli Nissle
TLR4
Phagosome
CDNs
3'3'-cGAMP
c-di-GMB
C-di-AMP
STING
IRF3
IFN-b1
P
Type 1 IFN
cGAS
2'3'-cGAMP
dsDNA
(pathogen, host)
TRIF
TRAM
APC
CYTOSOL
NUCLEUS
NF-κB
p50 p65
IL-6, TNF, others

Promotes Trafficking, Immune Activation/Proliferation, Priming

	1	2	3	4
SYN-STING	✓	✓	✓	✓
Naked STING Agonist	✓	✓ ⊗	⊗	⊗

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In Vitro Characterization of SYNB1891

Interferon Production Across Multiple Human STING Alleles Greater than Naked STING Agonist
Additional Proinflammatory Pathways Engaged

Reporter THP-1



Naked CDA
SYNB1891
IFN Reporter (RLU)
100000
80000
60000
40000
20000
15000
10000
5000
0
R232
H232
HAQ
KO
Human STING Alleles
STING Knockout

Primary DCs



Relative IFNβ1 mRNA
10000
8000
6000
4000
2000
0
Synthetic Biotic
Soluble Ligand
0
1:5
1:25
1:125
5
25
DC : Bacteria
μg/ml
CDA (nmol/well)
0
0.002
0.01
0.05
1
5
Relative IL-6 mRNA
2000
1500
1000
500
0
Control
SYNB1891-PT2
Naked Agonist

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26

   In vitro: STING Agonist Induction by SYN-STING Results in Dose-Dependent Production of IFN-b      © 2018 Synlogic, Inc. All rights reserved.  13  Note: RAW cells  27

In vivo: SYN-STING Strain Delivers Robust Anti-tumor Activity as Single Agent in B16.F10 Model

Sequence of activation following intratumoral injection of SYN-STING

Key: *Saline* *SYN* *SYN-STING*



IFNβ1
IFNβ1 pg per Gram Tumor Tissue
1,600
1,400
1,200
1,000
800
600
400
200
0
Saline
SYN
SYN-STING
*
*
* P < 0.05



IL-6
IL-6 pg per Gram Tumor Tissue
20
15
10
5
0
Day 2
Day 9
*
* P < 0.05



Percentage Activated (CD44^High) Among Subset
35%
25%
15%
5%
CD4 (Foxp3^neg)
CD8
**
*
*
* P < 0.05 ** P < 0.005

Initial robust Type I IFN production leads to early innate activation at 2 days

Followed by an adaptive T cell response at 9 days, including production of granzyme B and IL-15

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 © 2018 Synlogic, Inc. All rights reserved.  SYN-STING Drives Dose-Dependent Tumor Control in A20 Lymphoma Model  Control  SYN-STING 1e7  SYN-STING 5e7  SYN-STING 1e8  Tumor Growth Inhibition  14  29

   In Vivo Characterization of SYNB1891  SalineSYNB1891-PT1Naïve Control          Re-challenge  SYNB1891-PT1 dose  SYNB1891 Prototype Strain Leads to Systemic Anti-tumor Immunity  © 2018 Synlogic, Inc. All rights reserved.  22      Day on Study  Tumor Volume (mm3)    Saline  SYNB1891-PT1  Naïve Control

   In Vivo Characterization of SYNB1891  Day 2  Day 9  Saline  SYNB  SYNB1891-PT2  Gated on live CD8+ T cells  H2-kb (Trp2)  CD8α  d1  109 cfu, i.t..YN or SYN-STING)  B16-F10 tumors ~100 mm3, randomize groups  d2  d4  d9  Tumor Draining LN (Flow)  (SYNB or SYNB1891-PT2)  SYNB1891 Prototype Strain Leads to Generation of Tumor Antigen-specific T Cell  CD8a  © 2018 Synlogic, Inc. All rights reserved.  23

Dual Innate Immune Activator SYNB1891

A STING Agonist-producing Synthetic Biotic Designed to Locally Inflame the TME and Systemically Drive Tumor Antigen-Specific Immunity

Progress Towards the Clinic

Tumor Colonization without Leakage

Enhanced Activity vs. Naked STING Agonist

Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs

Dose-dependent Anti-tumor Activity

Immunological Memory

IND Submission 2H19



Promise Over Other Approaches

STING Agonism in Natural Context

Activation of Multiple Innate Immune Pathways

Low Systemic Risk

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32

Additional Synthetic Biotic Effectors

VISION: Rational Design to Locally Inflame the TME
AND Systemically Drive Tumor-Antigen Specific Immunity

Relieve Immunosuppression

Kyn Consumption

Ade Consumption

αPD-1 scFv

Promote Trafficking

Chassis effect

CXCL10

Hyaluronidase



Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor-Antigen Specific Immunity

Promote and Sustain Immune Activation

IL-15; IL-12

Arg Production

4-1BBL

OX40L

Prime for Tumor-Antigen-Specific Vaccination

Chassis effect	TNFα
5FC→5FU	IFNγ
STING	αCD47 ScFv / Sirpα
αCD40 scFv/CD40L	GM-CSF

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33

© 2018 Synlogic, Inc. All rights reserved.  34  Broad Ambitions in Immuno-Oncology  Vision: Expand and Exceed the Effect of Cancer Immunotherapies          SYNB1891  DISCOVERY PORTFOLIO  COMBINATIONS  HARNESS THE MICROBIOME  ORAL  INTRATUMORAL

 © 2018 Synlogic, Inc. All rights reserved.